Security Information








Security Purchased


CUSIP
AEDFXA0M6V00


Issuer
DP WORLD LIMITED


Underwriters
DBSI, Dubai Islamic Bank, Merrill Lynch, Suaa
Capital


Years of continuous operation, including predecessors
> 3 years


Ticker
DPW DU


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/21/2007


Total dollar amount of offering sold to QIBs
 $                                        4,963,400,000


Total dollar amount of any concurrent public offering
 $                                            -


Total
 $                                       4,963,400,000


Public offering price
 $                                            1.30


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                           0.01


Rating
N/A


Current yield
N/A










Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Global Thematic VIP
Chicago
248,999
 $                   323,699
0.01%



DWS International Select Equity VIP
Chicago
372,300
 $                   483,990
0.01%



New York Funds







DWS Global Thematic Fund
New York
                   3,583,804
 $
4,658,945
0.09%



DWS International Fund
New York
                   3,540,300
 $
4,602,390
0.09%



DWS International Select Equity Fund
New York
402,700
 $                   523,510
0.01%



DWS International VIP
New York
                   1,125,100
 $                 1,462,630
0.03%



Total

9,273,203
 $
12,055,164
0.24%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
060505DT8


Issuer
BANK OF AMERICA CORP


Underwriters
BoA, DBSI, UBS, Cabrera Capital Markets, Loop
Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
BAC FRN 12/29/2049


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/24/2008


Total amount of offering sold to QIBs
4,000,000,000


Total amount of any concurrent public offering
0


Total
4,000,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
A1/A+


Current yield
8.13%


Benchmark vs Spread (basis points)
364 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Core Fixed Income Fund
DWS
5,325,000
 $                 5,325,000
0.13%



Total

5,325,000
 $                 5,325,000
0.13%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
172967ER8


Issuer
CITIGROUP INC


Underwriters
Citigroup, DBSI, Goldman Sachs, Lehman
Brothers, Merrill Lynch, BoA, Barclays, BNP
Paribas, Credit Suisse, Greenwich Capital, RBC
Capital Markets, TD Securities, Guzman & Co,
Jackson Securities, Loop Capital Markets, Muriel
Siebert, Sandler O'Neill, Toussaint Capital
Partners, Utendahl Capital Partners, Williams
Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
C FRN 4/30/2018


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/21/2008


Total amount of offering sold to QIBs
6,000,000,000


Total amount of any concurrent public offering
0


Total
6,000,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
A2/A


Current yield
8.40%


Benchmark vs Spread (basis points)
512 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
80,000
 $                     80,000
0.00%



DWS Core Fixed Income Fund
DWS
530,000
 $                   530,000
0.01%



DWS Core Plus Income Fund
DWS
235,000
 $                   235,000
0.00%



DWS High Income Fund
DWS
6,640,000
 $                 6,640,000
0.11%



DWS High Income Plus Fund
DWS
1,325,000
 $                 1,325,000
0.02%



DWS High Income Trust
DWS
800,000
 $                   800,000
0.01%



DWS Multi Market Income Trust
DWS
500,000
 $                   500,000
0.01%



DWS Short Duration Plus Fund
DWS
115,000
 $                   115,000
0.00%



DWS Strategic Income Fund
DWS
490,000
 $                   490,000
0.01%



DWS Strategic Income Trust
DWS
130,000
 $                   130,000
0.00%



Total

10,845,000
 $               10,845,000
0.18%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
59018YN64


Issuer
MERRILL LYNCH & CO


Underwriters
Merrill Lynch, Barclays, CIBC, Citigroup, DBSI,
Greenwich Capital Markets, Mizuho Securities,
PNC Capital Markets, RBC Capital Markets,
SunTrust Robinson Humphrey, Wachovia, Wells
Fargo, Zions Direct


Years of continuous operation, including predecessors
> 3 years


Security
MER 6.875 4/25/2018


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/22/2008


Total amount of offering sold to QIBs
5,500,000,000


Total amount of any concurrent public offering
0


Total
5,500,000,000


Public offering price
99.91


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
A1/A+


Current yield
6.88%


Benchmark vs Spread (basis points)
320 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
65,000
 $                     64,944
0.00%



DWS Core Fixed Income Fund
DWS
495,000
 $                   494,574
0.01%



DWS High Income Fund
DWS
3,155,000
 $                 3,152,287
0.06%



DWS High Income Plus Fund
DWS
630,000
 $                   629,458
0.01%



DWS High Income Trust
DWS
380,000
 $                   379,673
0.01%



DWS Multi Market Income Trust
DWS
425,000
 $                   424,635
0.01%



DWS Strategic Income Fund
DWS
1,465,000
 $                 1,463,740
0.03%



DWS Strategic Income Trust
DWS
110,000
 $                   109,905
0.00%



DWS Strategic Income VIP
DWS
310,000
 $                   309,733
0.01%



DWS Short Duration Plus Fund
DWS
65,000
 $                     64,944
0.00%



Total

7,100,000
 $                 7,093,894
0.13%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
592179JG1


Issuer
MET LIFE GLOBAL FUNDING I


Underwriters
BoA, Credit Suisse, DBSI, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
MET 5.125% 4/10/2013


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/7/2008


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
99.93


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Aa2/AA


Current yield
5.13%


Benchmark vs Spread (basis points)
38 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
565,000
 $                   564,582
0.03%



DWS Core Fixed Income Fund
DWS
4,670,000
 $                 4,666,544
0.23%



DWS Core Plus Income Fund
DWS
1,590,000
 $                 1,588,823
0.08%



DWS Lifecycle Long Range Fund
DWS
595,000
 $                   594,560
0.03%



Total

7,420,000
 $                 7,414,509
0.37%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


CUSIP
00206RAF9


Issuer
AT&T INC


Underwriters
Goldman Sachs, JP Morgan, Wachovia, DBSI,
Greenwich Capital Markets, Lehman Brothers,
Cabrera Capital Markets, CastleOak Securities,
Citigroup, Mitsubishi UFJ, Morgan Stanley, UBS


Years of continuous operation, including predecessors
> 3 years


Security
T 4.95% 1/15/2013


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/3/2007


Total amount of offering sold to QIBs
1,750,000,000


Total amount of any concurrent public offering
0


Total
1,750,000,000


Public offering price
99.92


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
A2/A


Current yield
4.95%


Benchmark vs Spread (basis points)
163 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Core Fixed Income Fund
New York
8,025,000
 $                 8,018,259
0.46%



Total

8,025,000
 $                 8,018,259
0.46%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


CUSIP
11102AAB70


Issuer
BRITISH TELECOM PLC


Underwriters
Barclays, Citigroup, DBSI, RBS Greenwich
Capital, ABN Amro, HSBC, Mitsubishi UFJ,
Mizuho Securities


Years of continuous operation, including predecessors
> 3 years


Security
BRITEL 5.15% 1/15/2013


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Barclays


Firm commitment underwriting?
Yes


Trade date/Date of Offering
12/5/2007


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
99.79


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Baa1/BBB+


Current yield
5.16%


Benchmark vs Spread (basis points)
190 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds







DWS Bond VIP
New York
600,000
 $                   598,740
0.10%



DWS Core Fixed Income Fund
New York
4,300,000
 $                 4,290,970
0.72%



DWS Core Plus Income Fund
New York
1,700,000
 $                 1,696,430
0.28%



DWS LifeCycle Long Range Fund
New York
700,000
 $                   698,530
0.12%



Total

7,300,000
 $                 7,284,670
1.22%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased


CUSIP
161175AG9


Issuer
CHARTER COMMUNICATIONS


Underwriters
Credit Suisse, DBSI, JP Morgan, BMO Capital
Markets, BNP Paribas, Piper Jaffray


Years of continuous operation, including predecessors
> 3 years


Security
CHTR 10.825% 9/15/2014


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
3/11/2008


Total amount of offering sold to QIBs
545,896,000


Total amount of any concurrent public offering
0


Total
545,896,000


Public offering price
96.11


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.65%


Rating
B3/B-


Current yield
11.32%


Benchmark vs Spread (basis points)
884 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS High Income Fund
DWS
1,825,000
 $                 1,753,935
0.33%



DWS High Income Plus Fund
DWS
350,000
 $                   336,371
0.06%



DWS High Income Trust
DWS
210,000
 $                   201,823
0.04%



DWS High Income VIP
DWS
250,000
 $                   240,265
0.05%



DWS Multi Market Income Trust
DWS
125,000
 $                   120,133
0.02%



DWS Strategic Income Fund
DWS
140,000
 $                   134,548
0.03%



DWS Strategic Income Trust
DWS
35,000
 $                     33,637
0.01%



DWS Strategic Income VIP
DWS
40,000
 $                     38,442
0.01%



Total

2,975,000
 $                 2,859,154
0.54%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information








Security Purchased


CUSIP
880349AJ4


Issuer
TENNECO INC


Underwriters
BoA, Citigroup, DBSI, JP Morgan, RBS
Greenwich Capital


Years of continuous operation, including predecessors
> 3 years


Security
TEN 8.125% 11/15/2015


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/1/2007


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.88%


Rating
B2/B+


Current yield
8.13%


Benchmark vs Spread (basis points)
390 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Balanced Fund
Chicago
145,000
 $                   145,000
0.06%



DWS Balanced VIP
Chicago
45,000
 $                     45,000
0.02%



DWS High Income Fund
Chicago
1,705,000
 $                 1,705,000
0.68%



DWS High Income Trust
Chicago
205,000
 $                   205,000
0.08%



DWS High Income VIP
Chicago
255,000
 $                   255,000
0.10%



DWS Multi Market Income Trust
Chicago
125,000
 $                   125,000
0.05%



DWS Strategic Income Fund
Chicago
120,000
 $                   120,000
0.05%



DWS Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%



DWS Strategic Income VIP
Chicago
30,000
 $                     30,000
0.01%



New York Funds







DWS High Income Plus Fund
New York
335,000
 $                   335,000
0.13%



Total

3,000,000
 $                 3,000,000
1.20%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.